Scott Sutton PRESIDENT, MATERIALS SOLUTIONS I N V E S T O R D A Y N O V E M B E R 1 3 , 2 0 1 5

2I N V E S T O R D A Y 2 0 1 5 Power of Materials Solutions Customer Intimacy Pipeline Execution Landscape Management g40g74g91g80g93g76g3g40g585g83g80g72g91g76g3 Management Accelerated M&A > Opportunity pipeline will drive growth in Engineered Materials and Food Ingredients > Cellulose Derivatives will stabilize and then grow proﬁt through managing our landscape and productivity > Strategic Afﬁliates will grow through active management and by translating Celanese’s strengths at our joint ventures > The success of our model has facilitated an accelerated approach to M&A > Upstream alignment to the Acetyl Chain strengthens our model PIPELINE BUSINESS GROWTH (EM+FI) DEALS IN M&A PIPELINE NEW PROJECT LAUNCHES EXPANDED ADJUSTED EBIT MARGIN 50+900600 bps>20% CAGR in 2015 Opportunity pipeline drives growth since 2012 since 2012

3I N V E S T O R D A Y 2 0 1 5 …A high margin business Adjusted EBIT Margin 34% Net Sales¹ 2015F Net Sales¹ 2015F Adjusted EBIT Adjusted EBIT Strategic g40g585g83g80g72g91g76g90 Pipeline: EM+FI Landscape Management: Cellulose Derivatives ¹ Net sales exclude inter-segment eliminations and proportional share of afﬁliates net sales. ACETYL CHAIN MATERIALS SOLUTIONS Cellulose Derivative Broad and expanding end-market applications Celanese Materials Solutions Celanese Filtration Automotive Industrial Consumer Medical Electronics Food & Beverage Other 36% 24% 13% 8% 6% 6% 4% 3%

Balanced, global footprint



Spondon, UK
Amsterdam, Netherlands
Oberhausen, Germany
Lanaken, Belgium
Sulzbach, Germany
Frankfurt, Germany
Kaiserslautern, Germany
Winona, MN
Auburn Hills, MI
Irving, TX
Florence, KY
Narrows, VA
Fortron, Wilmington, NC
Shelby, NC
Bishop, TX
Ocotlan, Mexico
Queretaro, Mexico
Mexico City, Mexico
Suzano, Brazil
Ibn Sina, Saudi Arabia
Polyplastics, Japan
Yokohama, Japan[1]
KEP, Korea
Seoul, Korea
Nantong, China
Nanjing, China
Kunming, China
Polyplastics, Taiwan
Zhuhai, China
Shanghai, China
Polyplastics, Malaysia
KEY
CELANESE
REGIONAL HQ
JOINT VENTURE
TECHNICAL CENTER

2015F NET SALES

Americas, 31%	Europe, 45%	Asia, 24%

[1] *Future technical center*

INVESTOR DAY 2015 4

We lever positive global trends


GLOBAL TRENDS
CELANESE GROWTH
GROWING DEMAND FOR VEHICLES
ELEVATING ENVIRONMENTAL CONCERNS
INCREASED CONNECTIVITY
IMPROVING HEALTH & WELLNESS
NEEDED CUSTOMER SOLUTIONS
Vehicle Lightweighting
Food Preservation
Precise Components
Chemical Resistance
Calorie Reduction
Filtration
Aesthetics/ Appearance
Drug Delivery Systems
Low Emissions
Heat Resistance
Corrosion Resistance
Orthopedic Implants

Providing unique solutions through material science

Growth higher than market   Growth same as market

INVESTOR DAY 2015 5

6I N V E S T O R D A Y 2 0 1 5 Opportunity pipeline delivering in a big way ¹ Pipeline: EM + FI and Cellulose Derivatives exclude earnings from strategic afﬁliates. 2012 2013 2014 2015F $676 28% 29% 30% 34% $780-$790 5% CAGR 2012 2013 2014 2015F $146 $260-$270 11% 12% 12% 18%$14 2012 2013 2014 2015F $260-$270$253 24% 29% 31% 31% $250-$260 2012 2013 2014 2015F $277 Adjusted EBIT (mm) Pipeline: EM + FI1 Landscape Management: Cellulose Derivatives1 Strategic Afﬁliates …with three sources of value creation Adj. EBIT Margin 22% CAGR 2% CAGR 3% CAGR

Three clear sources of value creation

Celanese
The chemistry inside innovation

- Our opportunity pipeline drives growth in Engineered Materials
- Cellulose Derivatives will stabilize and then grow profit through landscape management and productivity
- Strategic Affiliates will grow profit through active management and by translating Celanese's strengths at our joint ventures

HOW WE CREATE VALUE

			2015F ADJUSTED EBIT
1	OPPORTUNITY PIPELINE	PIPELINE: EM + FI	34%
2	LANDSCAPE MANAGEMENT & PRODUCTIVITY	CELLULOSE DERIVATIVES	34%
3	ACTIVE MANAGEMENT & TRANSLATING CE STRENGTHS	STRATEGIC AFFILIATES	32%

INVESTOR DAY 2015 7

1

The best package and the best project system

Celanese
The chemistry inside innovation



COMPLETE PACKAGE
MODEL TO DELIVER
GROWTH
CUSTOMER NEEDS
MARKET PLACE PRESENCE
GLOBAL ASSETS & RESOURCES
BROADEST MATERIALS PORTFOLIO
DIFFERENTIATOR CAPABILITIES
CUSTOMER
PART
MATERIAL
PIPELINE AGGREGATION & EXECUTION MACHINE
~$175 MILLION
SOLID EARNINGS GROWTH

Nice trajectory of innovation commercialization
>800 projects commercialized YTD

INVESTOR DAY 2015 8

9I N V E S T O R D A Y 2 0 1 5 Celanese adds PEEK to its portfolio 1 Amorphousg1 Partially crystallineg1 PE-UHMWg1 PSUg1 PPAg1 PAIg1 PIg1 PESg1 PARg1 PPOg1 PCg1 COCg1 PEIg1 TPC-ET g1 FPg1 CFR-TPg1LFTg1 LCPg1 PPSg1 PA 6/66g1 PCTg1 PETg1 PBTg1 POMg1 LFTg1 PEEK CFR-TPg1 S E R V I C E T E M P E R A T U R E High-Performance Polymers (HPP) (TI1 > 150 °C) Engineering Polymers (ETP) (TI1 90 – 150 °C) Basic Polymers 1Temperature Index Celstran® with Matrix Polymers: PP, PA, PPS, PBT, POM and others on request Celstran® Tapes CELANESE POLYMERS CELANESE LONG FIBER REINFORCED PLASTICS Vectra®, Zenite® Fortron® Impet® Thermx® Celanex®, Vandar® Riteﬂex® Hostaform® GUR® PEEK LCP PPS PET PCT PBT TPC-ET CFR-TP POM LFT PE-UHMW p The broadest polymer portfolio in the engineered materials industry

10I N V E S T O R D A Y 2 0 1 5 Deep, differentiated customer engagement g48g85g197g92g76g85g74g76g3g13g3g58g76g83g83 across end-user’s ecosystem Sales Model more than shipping plastic pellets Competencies more than polymer formulation Team Based Approach INJECTION MOLDERS OEMSSYSTEM & TIER SUPPLIERS SALES & ACCOUNT MANAGEMENT T E C H N O L O G Y & I N N O V AT I O N P R O J E C T P I P E L I N E M A N A G E M E N T FIELD DEVELOPMENT ENGINEERING OEM MARKET DEVELOPMENT Recommendation & Ideation Workshops Polymer Formulation & Functionality Parts & Structural Design Precision Parts Analytics & Part Testing Design & Processing Color Development Product Stewardship & Scale-up Parts Processing Product Customization Mold Design Material Aesthetics AUTOMOTIVE ECOSYSTEM EXAMPLE 1 We work the whole value chain

1

Pipeline model in action

Celanese
The chemistry inside innovation



NEW TECHNOLOGY INITIATIVES
PROJECTS TO BE IMPLEMENTED AND EXTENDED AT CUSTOMERS
M&A PROGRAM
CUSTOMER ENGAGEMENT MODEL
Engineers & Technical Sales
GENERATING 10-15 PROJECTS DAILY
DAILY EXPERT COMMITTEE FUNNEL
Rejects from screen
Projects we can win at
Projects aggregated, prioritized and executed under programs (~3000 projects)
NUMEROUS SKILL DOMAINS

Increased rigor accelerating the commercialization of projects

INVESTOR DAY 2015 11

1

CoolPoly® LED headlamp

Celanese
The chemistry inside innovation™

APPLICATION	CUSTOMER BENEFITS	GROWTH OPPORTUNITIES
APPLICATION: LED Headlamp **MATERIAL:** CoolPoly® **DESCRIPTION:** Thermally conductive plastic for automotive LEDs	**INNOVATIVE SOLUTION:** Thermal management combined with low cost and lightweighting **PROJECT ENGAGEMENT:** Customer designed 3D model used to build prototypes in-house and tested by Celanese	**TRENDS:** Thermal management is the #1 consideration in LED luminaire design **MARKET POTENTIAL:** 3-5 kg of metal heat sinks in many car models



INVESTOR DAY 2015 12

1

Huawei enclosure separator using nano molding technology (NMT)

Celanese
The chemistry inside innovation™

APPLICATION	CUSTOMER BENEFITS	GROWTH OPPORTUNITIES
APPLICATION: Isolates external communication functions from internal phone functions using nano molding technology (NMT)	**CUSTOMER BENEFITS:** Stable adhesion performance for co-molding with metals	**MARKET POTENTIAL:** New projects for Huawei to be launched in late 2015
CUSTOMER: Huawei	Ideal color and mechanical strength after anodization	Translation to other OEMs is ongoing
MATERIAL: Fortron® PPS	HUAWEI	



INVESTOR DAY 2015 13

1

Medical polymers for Bespak Easifill Valve

Celanese
The chemistry inside innovation

APPLICATION	CUSTOMER BENEFITS	GROWTH OPPORTUNITIES
APPLICATION: Pressurized metered dose inhalers (asthma and COPD) **MATERIAL:** Celanex® PBT **CUSTOMER:** Bespak (leading manufacturers of pMDI inhalers) Sold to key pharma companies	**INNOVATIVE SOLUTION:** Allows small components and tight tolerances to be used in intricate valve design **CUSTOMER ENGAGEMENT:** Supported technical material choice and customer's highly regulated device registration process	**FUTURE PROJECTS:** Next generation pMDIs **CUSTOMER EXPECTATIONS:** No material or supply changes over the life of the product



INVESTOR DAY 2015 14

15I N V E S T O R D A Y 2 0 1 5 Celanese Innovation Showcase Tangible examples of the Celanese value creation model Growth Acetyl Chain: Organizational New Performance CoolPoly Thermally Conductive Polymers Model Freely Increasing Lightweight Solutions New Product PEEK: Ultra High Performance Polymer Model Strategic M&A Framework Pipeline Model in Action Functionalized POM productivity: It's in Celanese's DNA Pipeline Model: Opportunities Cellulose Derivatives Clarifoil

Three clear sources of value creation

Celanese
The chemistry inside innovation™

- Our opportunity pipeline drives growth in Engineered Materials
- Cellulose Derivatives will stabilize and then grow profit through landscape management and productivity
- Strategic Affiliates will grow profit through active management and by translating Celanese's strengths at our joint ventures

HOW WE CREATE VALUE			
1 OPPORTUNITY PIPELINE	⟷	PIPELINE: EM + FI	34%
2 LANDSCAPE MANAGEMENT & PRODUCTIVITY	⟷	CELLULOSE DERIVATIVES	34%
3 ACTIVE MANAGEMENT & TRANSLATING CE STRENGTHS	⟷	STRATEGIC AFFILIATES	32%

2015F ADJUSTED EBIT

INVESTOR DAY 2015 16

2

Well positioned in acetate tow

Celanese
The chemistry inside innovation


18%
CELANESE
22%
EASTMAN
14%
DAICEL
11%
SOLVAY
1%
OTHER
33%
CHINA
Demand[1]
2015E

- Tow is a critical component of a cigarette and customers expect:
  - Consistent quality
  - Surety of supply
  - Ability to supply globally
  - Technical support
- Tow is less than 1% of the price of a pack of cigarettes

A high value, long term business

[1] Celanese estimates

INVESTOR DAY 2015 17

18I N V E S T O R D A Y 2 0 1 5 Global cigarette demand declines slowly 2 2012 2013 2014 2015F 2016F 2017F 2018F 6.29 6.29 6.19 6.16 5.97 5.90 5.82 5.75 2011 GLOBAL CIGARETTE DEMAND1 (trillion SE2) 2011-2014 2014-2018 CHINA CIGARETTES ROW CIGARETTES CAGR CAGR -0.7% -1.7% 1Euromonitor, Celanese estimates; 2Stick Equivalent China cigarette demand has likely peaked; however...

19I N V E S T O R D A Y 2 0 1 5 Cigarette industry is critical to China 2 1Tobacco Merchants Association Tobacco is the #1 tax generating industry in China > Important to the Chinese economy > A signiﬁcant revenue source (~6.5%) for Chinese government CENTRAL COMMITTEE OF THE CHINESE COMMUNIST PARTY NATIONAL PEOPLE’S CONGRESS STATE COUNCIL MINISTRY OF INDUSTRY AND INFORMATION STATE TOBACCO MONOPOLY ADMINISTRATION (STMA) CHINA TOBACCO CONTRIBUTION TO GOVERNMENT REVENUE1 TOBACCO CONTRIBUTION TO GOV’T REVENUE TOBACCO’S SHARE OF TOTAL GOV’T REVENUE (%) 2009 2010 2011 2012 2013 2014 2015E 417 5.9% 6.0% 5.8% 6.1% 6.3% 6.5% 6.7% 499 600 717 816 911 1,000 (Billion Yuan)

2

A perfect storm of events

Celanese
The chemistry inside innovation

Customer tow inventory correction outside of China	TEMPORARY
Customer tow inventory correction inside China	TEMPORARY
Cigarette inventory correction inside of China	TEMPORARY
China increased the sales and production taxes on cigarettes	PERMANENT
China tow capacity increases materialized which reduced imports	PERMANENT
China T&E spending reduced	TEMPORARY
Some smoking restrictions being enforced in China	PERMANENT
Middle East demand suppressed due to conflicts	TEMPORARY

Resulting in unique dynamics during 2015 and 2016…

INVESTOR DAY 2015 20

21I N V E S T O R D A Y 2 0 1 5 …which is temporarily impacting Celanese 2 2011 2012 2013 2014 2015E 125 100 75 50 100 97 93 83 70 118121 115 106 100 INDEXED AVERAGE SALES PRICE1INDEXED SALES VOLUME1 CELANESE ACETATE (excluding Joint Ventures) 1Celanese estimates 2011-2015E 2011-2015E CAGR CAGR +4% -9% Making productivity initiatives even more critical

22I N V E S T O R D A Y 2 0 1 5 We are taking action to improve our utilization 2 …with bolder moves ahead 1Global Acetate Manufacturers Association, Celanese estimates, public announcements DEMAND CHINA SOLVAY DAICEL EASTMAN CELANESE EXCESS CAPACITY UTILIZATION 2012 2013 2014 2015E 2016E 2017E 2018E 98% 98% 98% 92% 84% 2011 1,000 2012 2013 2014 2015E 2016E 2017E 2018E TBDTBD 2011 30 0 -30 TOW SUPPLY1 / DEMAND1 (kt) NET CAPACITY CHANGE YOY (kt)

Three clear sources of value creation

Celanese
The chemistry inside innovation™

- Our opportunity pipeline drives growth in Engineered Materials
- Cellulose Derivatives will stabilize and then grow profit through landscape management and productivity
- Strategic Affiliates will grow profit through active management and by translating Celanese's strengths at our joint ventures

HOW WE CREATE VALUE			2015F ADJUSTED EBIT
1 OPPORTUNITY PIPELINE	⟷	PIPELINE: EM + FI	34%
2 LANDSCAPE MANAGEMENT & PRODUCTIVITY	⟷	CELLULOSE DERIVATIVES	34%
3 ACTIVE MANAGEMENT & TRANSLATING CE STRENGTHS	⟷	STRATEGIC AFFILIATES	32%

INVESTOR DAY 2015 23

3

Our joint ventures are important

Celanese
The chemistry inside innovation

	CELLULOSE DERIVATIVES	ENGINEERED MATERIALS			
	NCFC ZCFC KCFC	FORTRON	KEP for a better future	Polyplastics Solution Platform for Engineering Plastics	ابن سينا ibn sina
PARTNER(S)	CNTC	Kureha	Mitsubishi Gas	Daicel	Sabic/Duke
CE OWNERSHIP	30%	50%	50%	45%	25%/32.5% (2017)
PRIMARY PRODUCTS	Acetate Tow	PPS	POM	POM PBT LCP PPS	Methanol, MTBE POM (2017)
VALUE CREATION INITIATIVE	Transferring Celanese productivity initiatives	Run as a completely integrated Celanese business Expansion start up in 2016, entering Japan market with unique grades	New President from Celanese base business appointed in 4Q15 Leveraging Korea distribution	Opportunity pipeline model is the same as Celanese	New POM plant to start up in 2017, marketing primarily managed by Celanese

Significant opportunity to enhance earnings and growth

Note: Celanese also participates in Infraserv (~33% share) which generated $38 million of dividends in 2014, and the newly formed methanol production JV.

INVESTOR DAY 2015 24

25I N V E S T O R D A Y 2 0 1 5 CAMERA COC LENS Polyplastics pipeline example: Camera lens 3 APPLICATION INNOVATIVE SOLUTION Camera lens for ADAS (Advanced Driver Assistance Systems) Glass lens can be replaced with TOPAS®g3g42g54g42g3g15g74g96g74g83g80g74g3g86g83g76g196g85g3 copolymer) with high-productivity. TOPAS® COC has highest durability among optical plastics Similar value creation model to Celanese EMERGENCY BRAKE RECOGNITION OF TRAFFIC LANE AND SIGN SURROUND VIEW SURROUND VIEW SURROUND VIEW PARKING ASSIST

Success in value creation creates M&A opportunities

Celanese
The chemistry inside innovation™

- Focus on expansion of pipeline generation capability
- Target compounders that have unique products and a customer book
- Target Nylon resin and compounds

In excess of 50 acquisition opportunities in pipeline, for example…

INVESTOR DAY 2015 26

27I N V E S T O R D A Y 2 0 1 5 M&A pipeline: Nylon opportunities EMEA NA ASIA EMEA NA ASIA EMEA NA ASIA PRODUCER COMPOUNDER BASE RESINS SOURCE NUMBER OF TARGETS AVAILABILITY Possible Not available 8 2 8 1 3 10 4 10 1 3 1 3 2 1 3 2 1 1 7 1 7 13 6 3 1 5 12 1 3 In-progress Initiating contact DIALOGUE STATUS ACQUIRE ACQUIRE SOURCE Creating Materials Solutions growth through M&A

28I N V E S T O R D A Y 2 0 1 5 $1,050–$1,100 2015F 2018E 20% CAGR Affiliate Management Opportunity Pipeline Landscape Management 10% CAGR Power of Materials Solutions Customer Intimacy Pipeline Execution Landscape Management g40g74g91g80g93g76g3g40g585g83g80g72g91g76g3 Management Accelerated M&A ADJUSTED EBIT (mm) Expect double-digit earnings growth through 2018 PIPELINE BUSINESS GROWTH (EM+FI) DEALS IN M&A PIPELINE NEW PROJECT LAUNCHES EXPANDED ADJUSTED EBIT MARGIN 50+900600 bps>20% CAGR in 2015since 2012 since 2012

29I N V E S T O R D A Y 2 0 1 5 Next Up: Celanese Innovation Showcase Tangible examples of the Celanese value creation model Growth Acetyl Chain: Organizational New Performance CoolPoly Thermally Conductive Polymers Model Freely Increasing Lightweight Solutions New Product PEEK: Ultra High Performance Polymer Model Strategic M&A Framework Pipeline Model in Action Functionalized POM productivity: It's in Celanese's DNA Pipeline Model: Opportunities Cellulose Derivatives Clarifoil